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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  September 10, 1998
(Date of earliest event reported)


                                COMNET Corportion
                                -----------------
             (Exact name of registrant as specified in its charter)


           Delaware                000-6355             52-0852578
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        (State or Other          (Commission         (I.R.S. Employer
        Jurisdiction of          File Number)      Identification No.)
         Incorporation


             4200 Parliament Place, Suite 600, Lanham, MD 20706-1481
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               (Address of Principal Executive Office) (Zip Code)
Registrant's telephone number, including area code:  (301) 918-0400

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ITEM 5.    OTHER EVENTS.

On or about September 9, 1998, the Registrant mailed to its stockholders a quarterly report, a copy of which is attached hereto as Exhibit 99.1, which provides an update of the Registrant's business activities.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99.1   Report to stockholders, dated September 9, 1998.

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Pursuant to the requirements of the Securities Act of 1934, the Registrant has
duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          COMNET CORPORATION


                                          By: /s/
                                             -------------------------
                                             Name:      Edward Weiss
                                             Title:     Secretary

Date:   September 10, 1998